UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2019
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Park Avenue, 8th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
Press Release and Investor Presentation

On June 17, 2019, VICI Properties Inc., a Maryland corporation (together with its subsidiaries, the “Company”), issued a press release announcing the entry into the Century Portfolio Acquisition (as defined below) and posted an investor presentation relating to the transaction to its website under the “Investors” tab, subheading “Events and Presentations.” A copy of the press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference into this Item 7.01.

The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.
Purchase of Century Portfolio

On June 17, 2019, the Company and Century Casinos, Inc. (“Century Casinos”) entered into definitive agreements to acquire the (i) Mountaineer Casino, Racetrack & Resort located in New Cumberland, West Virginia, (ii) Lady Luck Casino Caruthersville located in Caruthersville, Missouri and (iii) Isle Casino Cape Girardeau located in Cape Girardeau, Missouri (the “Century Portfolio”) from affiliates of Eldorado Resorts, Inc., for an aggregate purchase price of $385 million in cash (the “Century Portfolio Acquisition”). Pursuant to the agreements, the purchase price payable by the Company in connection with the acquisition of the real estate assets of the Century Portfolio is approximately $277.8 million, and the purchase price payable by Century Casinos in connection with the acquisition of the operating assets of the Century Portfolio is approximately $107.2 million. Simultaneous with the closing of the Century Portfolio Acquisition, the Company will enter into a master triple-net lease agreement to lease the real estate assets of the Century Portfolio to the subsidiaries of Century Casinos that own the operating assets of the Century Portfolio. The master lease will have an aggregate initial total annual rent of $25 million and an initial term of 15 years, with four five-year tenant renewal options. The tenants’ obligations under the lease will be guaranteed by Century Casinos. The closing of the Century Portfolio Acquisition is subject to customary closing conditions, including regulatory approvals.
Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks related to the following: the Century Portfolio Acquisition may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the governmental and regulatory approvals and consents required to consummate our pending acquisitions, including the Century Portfolio Acquisition, or other delays or impediments to completing these transactions; the ultimate timing and outcome of our pending acquisitions, including the Century Portfolio Acquisition, including our ability to obtain the financing necessary to complete such acquisitions; the possibility that one or more of our pending acquisitions, including the Century Portfolio Acquisition, may not be completed or that completion may be unduly delayed; disruptions to the real property and operations of the Century Portfolio during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisition (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the due diligence; and the effects of our pending acquisitions, including the Century Portfolio Acquisition, on us, including the post-acquisition impact on our financial condition, financial and operating results, cash flows, strategy and plans. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release of VICI Properties Inc., dated June 17, 2019
99.2	Century Portfolio Transaction Overview, June 17, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: June 17, 2019	By:	/s/ DAVID A. KIESKE
David A. Kieske
Chief Financial Officer